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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

       KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints John A. Blanchard III, Paul H. Bristow and Steven F. Coleman, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, and any and all amendments (including post-effective amendments) thereto, relating to the issuance of an aggregate of 3,350,000 shares of Common Stock of eFunds Corporation pursuant to the eFunds Corporation Stock Incentive Plan for Deluxe Conversion Awards, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: December 8, 2000


Signature                                 Title
---------                                 -----


/s/ John A. Blanchard III                 Chairman of the Board and Chief
--------------------------------------
John A. Blanchard III                     Executive Officer (principal executive
                                          officer)


/s/ Paul H. Bristow                       Executive Vice President and Chief
--------------------------------------
Paul H. Bristow                           Financial Officer (principal financial
                                          and accounting officer)


/s/ John J. Boyle III                     Director
--------------------------------------
John J. (Jack) Boyle III


/s/ Jack Robinson                         Director
--------------------------------------
Jack Robinson


/s/ Hatim A. Tyabji                       Director
--------------------------------------
Hatim A. Tyabji


/s/ John H. LeFevre                       Director
--------------------------------------
John H. LeFevre

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/s/ Lois M. Martin                        Director
--------------------------------------
Lois M. Martin


                                          Director
______________________________________
Lawrence J. Mosner


/s/ Sheila A. Penrose                     Director
--------------------------------------
Sheila A. Penrose



/s/ Janet Clarke                          Director
--------------------------------------
Janet Clarke